                                                                  Exhibit 10.8.1


          Arthur J. Gallagher & Co. and AJG Financial Services, Inc.
                      First Amendment to Credit Agreement

Harris Trust and Savings Bank                Citibank, N.A.
Chicago, Illinois                            New York, New York

Bank of America, N.A.                        LaSalle Bank National Association
Chicago, Illinois                            Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

     This First Amendment to Credit Agreement dated as of November 10, 2000 (herein, the "Amendment") is entered into by and between the undersigned, Arthur
J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000 (the "Credit Agreement") between the Borrowers, the Banks and the Agent. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrowers have requested that the Banks amend the financial reporting requirements, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

Section 1.  Amendments.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

            1.1. Subsections (a) and (b) of Section 9.5 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                  "(a) as soon as available, and in any event within 45 days after the close of each fiscal quarter accounting period of Gallagher, a copy of the consolidated balance sheet of each Borrower and its Subsidiaries as of the last day of such period and the consolidated statements of income, retained earnings and cash flows of each Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by each Borrower in accordance with GAAP and certified to by its President or Chief Financial Officer;

               (b) as soon as available, and in any event within 90 days after the close of each annual accounting period of Gallagher, a copy of the consolidated balance sheet of Gallagher and its Subsidiaries as of the last day of the period then ended and the consolidated statements of income, retained earnings and cash flows of Gallagher and its Subsidiaries for the period then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied by an unqualified opinion thereon of Ernst & Young LLP or another firm of independent public accountants of recognized national standing, selected by Gallagher and satisfactory to the Required Banks, to the effect that the financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of Gallagher and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;"

Section 2.    Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

            2.1. The Borrowers and the Required Banks shall have executed and delivered this Amendment.

            2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

            2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

Section 3.    Representations.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 4.    Miscellaneous.

      4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

      4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     This Amendment is entered into as of the date and year first above written.

                                 Arthur J. Gallagher & Co.

                                 By
                                   Name:______________________________________
                                   Title:_____________________________________


                                 AJG Financial Services, Inc.

                                 By
                                   Name:______________________________________
                                   Title:_____________________________________

     Accepted and agreed to.

                                            Harris Trust and Savings Bank,
                                                  individually and as Agent

                                            By
                                              Name______________________________
                                              Title_____________________________


                                            Citibank, N.A.

                                            By
                                              Name______________________________
                                              Title_____________________________


                                            Bank of America, N.A.

                                            By
                                              Name______________________________
                                              Title_____________________________


                                            LaSalle Bank National Association

                                            By
                                              Name______________________________
                                              Title_____________________________


                                            The Northern Trust Company

                                            By
                                              Name______________________________
                                              Title_____________________________